Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

MANAGERS TRUST I

Managers Micro-Cap Fund

Supplement dated August 16, 2013 to the Prospectus and Statement of Additional Information dated March 1, 2013, as supplemented March 25, 2013

The following information supplements and supersedes any information to the contrary relating to Managers Micro-Cap Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated March 1, 2013, as supplemented March 25, 2013.

Arthur K. Weise has been designated as a portfolio manager in the Fund’s portfolio management team. Mr. Weise is a Partner and a Portfolio Manager of the Fund’s Subadvisor, Lord, Abbett & Co. LLC (“Lord Abbett”), a position he has held since July 24, 2013. Mr. Weise joined Lord Abbett in 2007 from Bank of New York Institutional Asset Management, where he served as a Managing Director, Portfolio Manager, and a Research Analyst. Mr. Weise is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1993. F. Thomas O’Halloran, III heads the team managing Lord Abbett’s portion of the Micro-Cap Fund. Assisting Mr. O’Halloran are Anthony W. Hipple, and Arthur K. Weise. Messrs. O’Halloran, Hipple, and Weise are jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references in the Prospectus to the portfolio managers of the Funds shall refer to F. Thomas O’Halloran, III, Anthony W. Hipple, and Arthur K. Weise.

In addition, under the heading “Portfolio Managers of the Funds—Other Accounts Managed by the Portfolio Managers(s),” the following table is hereby added to the tables on page 63 of the SAI:

Portfolio Manager Name: Arthur K. Weise, CFA
Type of Account	Number Of Accounts Managed*	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	3	$2,895.2	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	16	$770.9	0	$0.0

In addition, under “Portfolio Managers of the Funds—Portfolio Managers Ownership of Fund Shares,” the following information is hereby added to page 64 of the SAI:

Mr. Weise (as of June 30, 2013): None

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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